UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2006
LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 12, 2006, the plaintiffs in the litigation filed in the Superior Court of the State of California, County of Alameda, entitled In re Lexar Media, Inc. Shareholder Litigation (Lead Case No. RG06259118) (the “Stockholder Litigation”) served a first amended consolidated class action complaint (the “Amended Complaint”) on Lexar Media, Inc. (“Lexar”). The Amended Complaint alleges that the directors of Lexar breached their fiduciary duties to Lexar’s stockholders by, among other things, engaging in self dealing, failing to engage in an effort to obtain the highest price reasonably available for Lexar and its stockholders, failing to properly value Lexar, and by omitting or misrepresenting material information in the proxy statement/prospectus related to the proposed acquisition of Lexar by Micron Technology, Inc. (“Micron”). The Amended Complaint alleges that Micron aided and abetted these alleged breaches of fiduciary duty. The plaintiffs in the Stockholder Litigation filed a motion for a preliminary injunction seeking to enjoin the vote of Lexar’s stockholders on the proposed merger with Micron, which is currently scheduled for June 2, 2006. The hearing regarding plaintiff’s motion is scheduled for May 31, 2006.
The above description of the Amended Complaint is qualified in its entirety by the Amended Complaint that is attached to this report as Exhibit 99.01 and is incorporated herein by reference.
Additional Information About the Merger and Where to Find It
Micron has filed a registration statement on Form S-4 (Registration No. 333-132757), as amended, containing a definitive prospectus/proxy statement and other relevant materials in connection with the proposed acquisition of Lexar by Micron. The definitive prospectus/proxy statement was mailed on or about May 4, 2006 to Lexar stockholders of record as of the close of business on April 28, 2006. Investors and security holders of Lexar are urged to read the definitive prospectus/proxy statement and the other relevant materials because they contain important information about Micron, Lexar and the proposed merger. The definitive prospectus/proxy statement and other relevant materials, and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465. Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Chief Financial Officer, Michael Scarpelli, (510) 580-8730. Investors and security holders of Lexar are urged to read the definitive prospectus/proxy statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.01	First Amended Consolidated Class Action Complaint

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: May 23, 2006	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.01	First Amended Consolidated Class Action Complaint